Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
:
In re:	:	Chapter 11
:
SAVIENT PHARMACEUTICALS, INC.,	:	Case No. 13-12680 (MFW)
et al.,	:
	:	Jointly Administered
Debtors.[1]	:
	:	Related Docket No. 94
x

NOTICE OF FILING OF SUPPLEMENT TO

INITIAL MONTHLY OPERATING REPORT

PLEASE TAKE NOTICE that on October 29, 2013, the debtors and debtors-in-possession in the above-captioned jointly administered bankruptcy cases (collectively, the “Debtors”) filed the Initial Monthly Operating Report (Docket No. 94) (the “Initial Monthly Operating Report”).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

[1]	The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Savient Pharmaceuticals, Inc. (3811), Savient Pharma Holdings, Inc. (0701). The address of the Debtors’ corporate headquarters is 400 Crossing Boulevard, 3rd Floor, Bridgewater, New Jersey 08807.

PLEASE TAKE FURTHER NOTICE that the Debtors have herewith filed their supplement to the Initial Monthly Operating Report to provide the certificate of insurance regarding the Debtors’ Directors and Officers Liability insurance coverage, a copy of which is attached hereto as Exhibit A.

Dated:	Wilmington, Delaware
November 5, 2013

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Dain A. De Souza
Anthony W. Clark (I.D. No. 2051)
Dain A. De Souza (I.D. No. 5737)
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899-0636
Telephone: (302) 651-3000
Fax: (302) 651-3001

- and -

Kenneth S. Ziman
David M. Turetsky
Four Times Square
New York, New York 10036-6522
Telephone: (212) 735-3000
Fax: (212) 735-2000

Proposed Counsel for Debtors and Debtors in Possession

2

EXHIBIT A

3

Confirmation of Insurance PAGE 1 OF 8 | 11/5/2013 | SAVIENT PHARMACEUTICALS, INC.

DATE	November 4, 2013
CONFIRMATION	S13032726
INSURED	Savient Pharmaceuticals, Inc.
ADDRESS	400 Crossing Boulevard, 3rd Floor Bridgewater, NJ 08807
COVERAGE CLASS	Public Company Directors and Officers Liability
POLICY TERM	3/30/2013 to Six (6) Years from Completion of Asset Sale (First $30,000,000) 3/30/2013 to 3/30/2014 ($15,000,000 xs $30,000,000)

THIS IS TO CERTIFY that the Insurer(s) scheduled below has (have) confirmed to RT ProExec that the insurance described herein has been effected subject to the terms, conditions and effective date(s) summarized below. While RT ProExec endeavors to negotiate coverage pursuant to any specifications requested by the Insured or their representative, such specifications are frequently unavailable from Insurer(s). It is agreed that the Insurer(s) scheduled below has (have) been selected solely by the Insured.

INSURER	POLICY NUMBER	PREMIUMS	REGULATORY TAXES & FEES
National Union Fire Ins Co Pittsburgh PA	01-843-95-53	$1,594,000.00	$14,346.00
AXIS Insurance Company	MBN759085/01/2013	$795,000.00	$7,155.00
XL Specialty Insurance Company	ELU129278-13	$553,125.00	$4,978.13
Beazley Insurance Company, Inc.	V117D513031	$103,750.00	$933.75
National Union Fire Ins Co Pittsburgh PA	01-855-78-11	$33,831.00	$304.00

		$3,079,706.00	$27,716.88

		Sub-Total	$3,079,706.00

		TOTAL	$3,107,422.88

Conner Strong & Buckelew Companies, Inc. - Parsippany

9 Campus Drive

Parsippany, NJ 7054

RT ProExec

BY:

DATE: November 4, 2013

IMPORTANT: Please review this document carefully and advise RT ProExec of any apparent errors or inaccuracies.

By accepting this Confirmation of Insurance, the Insured further agrees: (i) that the terms and conditions summarized herein may substantially vary from specifications that may have been previously requested; (ii) to the terms and conditions of the policy form(s) listed herein and endorsements to be attached thereto including, but not limited to, applicable cancellation conditions which may obligate the Insured to pay earned premium(s) irrespective of which party cancels the policy; and (iii) that RT ProExec is not an Insurer and shall not be liable in any way for the payment of any claim.

Binders issued by insurers will be held on file by RT ProExec. Copies are available upon request.

The Insured is urged to review this Confirmation of Insurance carefully. Please note that the terms and conditions summarized herein are intended for descriptive purposes only and the actual policy wording will dictate in the event of a claim. Some Insurers included in this placement may have recently been downgraded or placed on a watch list by one or more rating agencies. Please contact your Insurance Broker for additional information. Sample copies of policy forms and endorsements are available on request from RT ProExec.

IMPORTANT NOTE: The Home State of the Named Insured shall be determined in accordance with the provisions of the Nonadmitted and Reinsurance Act of 2010, 15. U.S.C. §8201, etc. (“NRRA”), and the applicable law of the Home State governing cancellation or non-renewal of insurance shall apply to this Policy.

RT ProExec is a division of R-T Specialty, LLC (in California: dba R-T Specialty Insurance Services, LLC License #OG97516)

40 Fulton Street, 15th Floor, New York, NY 10038

Phone - (212) 619-4220     Fax - (212) 766-1019

Confirmation No. S13032726 PAGE 2 OF 8 | 11/5/2013 | SAVIENT PHARMACEUTICALS, INC.

SUBJECTIVITIES

Coverage under the following policy(ies) is subject to underwriter’s receipt and approval of the following materials:

1	Payment of the premium by the date indicated on the attached invoice.

2	TRIA forms completed

Failure to meet these subjectivities within ten (10) business days (unless otherwise specified) may result in coverage being cancelled or voided ab initio.

PRIMARY LAYER	POLICY FORM
National Union Fire Ins Co Pittsburgh PA POL#01-843-95-53	D&O 2/2000

COVERAGE SECTION	P&P DATE(S)
D&O	6/01/1992

LIMITS/RETENTIONS

D&O

$10,000,000 Aggregate Limit

$10,000,000 Per Claim Limit

$            0 each Claim for non-indemnifiable Loss

$ 500,000 each Claim with respect to company reimbursement

$ 500,000 each Securities Claim

$1,500,000 each Mergers & Acquisitions Claim

TERMS AND CONDITIONS

1.	Securities Claim Panel Counsel Addendum

2.	Appendix B – Crisis Fund Addendum ($25,000 Crisis Loss; $25,000 Delisting Crisis Loss)

3.	97886 – Policyholder Notice Regarding e-Discovery Consultant Services

4.	96557 Terrorism Exclusion

5.	MANU - Continuity Dates / Prior & Pending Litigation exclusion effective as of June 1, 1992 with respect to the first $3,000,000; as of August 1, 1997 with respect to the $2,000,000 excess of $3,000,000; and as of January 1, 2002 with respect to the $5,000,000 excess of $5,000,000

6.	Double Excess Outside Directorship Liability coverage for non-profit organizations (In Form)

7.	52158 – New Jersey Cancellation / Non-Renewal endorsement

8.	83550 - Nuclear Energy Liability exclusion

RT ProExec is a division of R-T Specialty, LLC (in California: dba R-T Specialty Insurance Services, LLC License #OG97516)

40 Fulton Street, 15th Floor, New York, NY 10038

Phone - (212) 619-4220     Fax - (212) 766-1019

Confirmation No. S13032726 PAGE 3 OF 8 | 11/5/2013 | SAVIENT PHARMACEUTICALS, INC.

9.	90496 - Amend ERISA exclusion (m) to reference the Fair Labor Standards Act and include a retaliation carveback

10.	89371 - Delete No Liability Retention Waiver

11.	MANU – Separate Retention for Patent / Copyright Claims - $1,000,000

12.	99758 - Notice of Claim – Reporting by e-Mail

13.	94188 - Amend definition of Application to reference only those public documents filed in the 12 months preceding the first submission to underwriters and up to policy expiration (from documents filed prior to policy inception)

14.	91712 - Domestic Partner extension

15.	96346 - Amend Insured versus Insured amended to include reference to a “creditors committee” in the Bankruptcy Trustee carveback and provide SOX whistleblower carveback

16.	83547 – Medical Malpractice exclusion with a Securities Claims carveback

17.	83553 – Amend definition of Outside Entity to any not-for-profit organization

18.	83555 – Amend definition of Outside Entity Executive to delete requirement for such service to be at the “written request” of the Organization

19.	96344 - Amend definition of Securities Claim to include reference to common law violations and exclude stock option claims by Executives or employees

20.	MANU – Amend definition of Claim to include a “Wells” notice

21.	96345 - Provide punitive damages coverage for all Claims (except EPL claims) utilizing “most favorable jurisdiction” and “final adjudication” language

22.	83531 – Employed Lawyers extension with $1,000,000 sublimit (Continuity Date: March 30,2008)

23.	MANU – Order of Payments provision amended

24.	89386 - Derivative Demand Investigative Costs Coverage - $250,000 sublimit

25.	98919 – Specific Investigation / Claim / Litigation / Event or Act exclusion:

•	Richard Sagall, Et al. (as expiring)

•	U.S. SEC Subpoena Re: Savient Pharmaceuticals, Inc. (P-1674); Claim #550-048376-001

•	Tang Capital Partners, LP; Claim #550-086964-001

•	FBI; Claim #550-108184-001

26.	98918 – Amend Pollution exclusion to include a Securities Claim carveback

27.	100528 – Amend Subrogation provision to include final adjudication language

28.	94681 - Full Severability of all exclusions (except for Prior Notice, Prior & Pending Litigation and Insured versus Insured) as to Insured Persons; impute knowledge of the CEO, CFO, General Counsel or equivalent to the entity

29.	98916 – Amend the former Executive carveback to the Insured versus Insured exclusion to three (3) years

30.	94039 - State Amendatory Inconsistency endorsement

RT ProExec is a division of R-T Specialty, LLC (in California: dba R-T Specialty Insurance Services, LLC License #OG97516)

40 Fulton Street, 15th Floor, New York, NY 10038

Phone - (212) 619-4220     Fax - (212) 766-1019

Confirmation No. S13032726 PAGE 4 OF 8 | 11/5/2013 | SAVIENT PHARMACEUTICALS, INC.

31.	94680 - Severability of the Application endorsement

•	Full severability with respect to Insured Persons

•	Knowledge of the CEO, COO and CFO is imputed to the entity

•	Fully non-rescindable policy provision “under any circumstances”

32.	103987 – Amend the anti-stacking language in the Other Insurance clause to provide a $30,000,000 limit threshold

33.	83509 - Audit Committee Coverage extension – amends definition of Executive to include members of the Audit Committee

34.	91490 - Extradition Coverage endorsement

35.	96339 - Amend Notice of Claim provision to as soon as practicable after the Risk Manager, General Counsel or equivalent becomes aware of the claim; further amend post-policy reporting window to 60 days for any Claim made within 60 days prior to policy expiration

36.	MANU - Amend exclusion (d), Prior Notice, to refer to any directors and officers or employment practices liability policies, or any other policy which covers wrongful employment practices

37.	101036 – Pro-Rata Cancellation endorsement

38.	104002 - Amend Section 12(b), Subsidiary Additions, such that the total assets are established as those reported in the most recent public filing

39.	97110 – E-Discovery Consultant Services Coverage - $25,000 sublimit

40.	109079 - Public Offering endorsement – clarifies that the Insurer shall not assert that the portion of any settlement, judgment or defense costs in a Securities Claim that relates to alleged violations of Section 11, 12 or 15 of the ’33 Act constitutes uninsurable loss; further amends exclusions A and B to not apply to a Securities Claim arising out of a public offering of securities

41.	99817 – Retention Erosion Through A-Side Insurance Fill-In

42.	86493 – Delete Entity Securities Claim coverage and provide a 100% pre-determined allocation provision for Securities Claims

43.	109065 - Amend Personal Misconduct exclusions (a), (b) and (c) to “a final, non-appealable adjudication in any proceeding other than a proceeding initiated by the Insurer”

44.	MANU – Separate retention for Mergers & Acquisitions Claims - $1,500,000

45.	89644 - Coverage Territory endorsement – OFAC

46.	78859 - Forms Index endorsement

47.	MANU – Six (6) Year Runoff Endorsement with Fully Earned Premium and Non-Cancelable provisions

RT ProExec is a division of R-T Specialty, LLC (in California: dba R-T Specialty Insurance Services, LLC License #OG97516)

40 Fulton Street, 15th Floor, New York, NY 10038

Phone - (212) 619-4220     Fax - (212) 766-1019

Confirmation No. S13032726 PAGE 5 OF 8 | 11/5/2013 | SAVIENT PHARMACEUTICALS, INC.

EXCESS LAYER 1	POLICY FORM

AXIS Insurance Company POL#MBN759085/01/2013	XS 0001 12 10

COVERAGE SECTION	P&P DATE(S)

D&O	SEE ITEM #2 BELOW

LIMITS/RETENTIONS

Excess of: $10,000,000

D&O

$ 10,000,000 Aggregate Limit
$ 10,000,000 Per Claim Limit

$ 0 each Claim for non-indemnifiable Loss
$ 500,000 each Claim with respect to company reimbursement
$ 500,000 each Securities Claim
$ 1,500,000 each Mergers & Acquisitions Claim
TERMS AND CONDITIONS

1.	XS 0005-NJ 1210 - New Jersey Amendatory endorsement

2.	XS 1131 1210 – Prior and Pending Claims exclusion effective as of January 1, 2004

3.	XS 1105 1010 – Follow Form of Underlying Runoff endorsement

EXCESS LAYER 2	POLICY FORM

XL Specialty Insurance Company POL#ELU129278-13	EX 71 01 09 99

COVERAGE SECTION	P&P DATE(S)

D&O	AS EXPIRING

LIMITS/RETENTIONS

Excess of: $20,000,000

D&O

$ 10,000,000 Aggregate Limit
$ 10,000,000 Per Claim Limit

$ 0 each Claim for non-indemnifiable Loss
$ 500,000 each Claim with respect to company reimbursement
$ 500,000 each Securities Claim
$ 1,500,000 each Mergers & Acquisitions Claim

RT ProExec is a division of R-T Specialty, LLC (in California: dba R-T Specialty Insurance Services, LLC License #OG97516)

40 Fulton Street, 15th Floor, New York, NY 10038

Phone - (212) 619-4220     Fax - (212) 766-1019

Confirmation No. S13032726 PAGE 6 OF 8 | 11/5/2013 | SAVIENT PHARMACEUTICALS, INC.

TERMS AND CONDITIONS
1.	Terrorism Insurance Disclosure

2.	OFAC endorsement

3.	XL Privacy Notice / XL Fraud Notice

4.	In Witness endorsement

5.	EX 82 01 07 07 - Change of Address of Insurer / Preamble Correction endorsement

6.	EX 80 24 03 03 Terrorism Premium endorsement

7.	EX 80 107 10 03 – Excess Terrorism endorsement

8.	EX 80 75 09 02 - Excess endorsement

9.	EX 83 22 11 01 – Prior and Pending Litigation exclusion backdated to match expiring

10.	EX 83 46 02 03 – Prior Notice exclusion

11.	EX 80 131 06 04 - Limit Shaving endorsement – recognizes contribution by the Insured toward satisfaction of the underlying limit in situations where the underlying carrier pays less than their full limit of liability

12.	MANU – Follow Form of Underlying Runoff endorsement

EXCESS LAYER 3	POLICY FORM

Beazley Insurance Company, Inc. POL#V117D513031	F00021 032008

COVERAGE SECTION	P&P Date(s)

D&O	See Item 1 Below

LIMITS/RETENTIONS

Excess of: $30,000,000

D&O A-Side

$ 10,000,000 each Claim and in the aggregate with respect to non-indemnifiable Loss only with “drop-down”
$ 10,000,000 Per Claim Limit

$ 0 each Claim for non-indemnifiable Loss
$ 500,000 each Claim with respect to company reimbursement
$ 500,000 each Securities Claim
$ 1,500,000 each Mergers & Acquisitions Claim

RT ProExec is a division of R-T Specialty, LLC (in California: dba R-T Specialty Insurance Services, LLC License #OG97516)

40 Fulton Street, 15th Floor, New York, NY 10038

Phone - (212) 619-4220     Fax - (212) 766-1019

Confirmation No. S13032726 PAGE 7 OF 8 | 11/5/2013 | SAVIENT PHARMACEUTICALS, INC.

TERMS AND CONDITIONS

1.	E00610062008 – Amended Prior & Pending Litigation exclusion effective as of March 30, 2007 with respect to the first $5,000,000; as of March 30, 2011 with respect to the $5,000,000 excess of $5,000,000 of the policy

2.	E00751092008 - Specific Investigation / Claim / Litigation / Event or Act exclusion:

•	Richard Sagall, Et al. Docket No. 08-CV-10262

•	U.S. SEC Subpoena Re: Savient Pharmaceuticals, Inc. (P-1674); AIG Claim #550-048376-001

•	Tang Capital Partners, LP; Claim reference #BEAZL100002777362

•	FBI; Claim reference #BEAZL100002791029

3.	E00800102008 – Other Insurance, Indemnification, Drop-Down and Difference in Conditions endorsement

4.	E01352072009 – Amend definition of Claim to include a Written Request or Demand for an Interview of an Insured Person by any governmental or self-regulatory authority

5.	E00646082008 – Foreign Corrupt Practices Sublimit - $100,000

6.	E01347072009 – Amend Domestic Partner coverage extension to refer to foreign laws

7.	E02481012011 – Amend Personal Conduct exclusions to not apply to the portion of any settlement resulting from alleged violations of Sections 11, 12 or 15 of the Securities Act of 1933

8.	E00586062008 – Amend Subrogation provision to include “final adjudication” language

9.	E00588062008 – Waiver of Bankruptcy Stay and Order of Payments endorsement

10.	E01348072009 – Amend Consent to Defense Counsel to stipulate that underwriters prior written consent shall not be required in connection with selection of defense counsel to the extent the Claim for which defense counsel is selected to defend the Insured is covered under any other insurance or as indemnification from any source

11.	E02804032011 – (Re)insurer Sanction Limitation and Exclusion clause

12.	E01204062009 – Amend definition of Insured to include Kenneth Zuerblis as a Consultant to the Company

RT ProExec is a division of R-T Specialty, LLC (in California: dba R-T Specialty Insurance Services, LLC License #OG97516)

40 Fulton Street, 15th Floor, New York, NY 10038

Phone - (212) 619-4220     Fax - (212) 766-1019

Confirmation No. S13032726 PAGE 8 OF 8 | 11/5/2013 | SAVIENT PHARMACEUTICALS, INC.

EXCESS LAYER 4	POLICY FORM

National Union Fire Ins Co Pittsburgh PA POL#01-855-78-11	103224 (02/10)

COVERAGE SECTION	P&P DATE(S)

D&O	3/30/2011

LIMITS/RETENTIONS

Excess of: $40,000,000

D&O A-Side

$ 5,000,000 each Claim and in the aggregate

TERMS AND CONDITIONS

1.	96557 Terrorism exclusion

2.	103425 - Prior & Pending Litigation exclusion effective as of March 30, 2011

3.	103435 - Specific Investigation / Claim / Litigation / Event or Act exclusion:

•	Richard Sagall, Et al. Docket No. 08-CV-10262 filed November 25, 2008

•	U.S. SEC Subpoena Re: Savient Pharmaceuticals, Inc. (P-1674); Claim #550-048376-001

•	Tang Capital Partners, LP; Claim #550-086964-001

•	FBI; Claim #550-108184-001

4.	103933 – Side-A DIC Amendatory endorsement (clarifies that the policy follows the Beazley A-Side policy and includes “limit shaving” language)

5.	89644 – Coverage Territory endorsement (OFAC)

6.	78859 – Forms Index endorsement

RT ProExec is a division of R-T Specialty, LLC (in California: dba R-T Specialty Insurance Services, LLC License #OG97516)

40 Fulton Street, 15th Floor, New York, NY 10038

Phone - (212) 619-4220     Fax - (212) 766-1019